LIQUIDITY (Details Narrative) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020	Mar. 31, 2021
Liquidity
Cash	$ 27,300		$ 27,300
Current liabilities	1,344		1,344		$ 3,208
Profit (loss)	2,877	$ 2,689	6,100	$ 3,344
Cash flows from (used in) operating activities			2,855	$ 2,573
Cash on hand	$ 26,900		$ 26,900
Offering and through that process description			During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).